UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2011

_______________________

CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7  Regulation FD

Item 7.01  Regulation FD Disclosure.

In connection with presentations that will be conducted by the management of CryoLife, Inc. (“CryoLife”) at conferences occurring on November 15, 2011 and November 16, 2011, CryoLife has posted slides (the “Slides”) to be used in conjunction with the presentations on its website at www.cryolife.com under Investor Relations, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Except for the historical information contained in the Slides, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Slides. Forward-looking statements in the Slides are subject to certain risks and uncertainties described in the Slides, at the end thereof. For further information on other risk factors, please refer to “Risk Factors” contained in CryoLife’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission, and its subsequent filings.

The Slides are being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, information contained in the Slides will not be incorporated by reference into any registration statement filed by CryoLife under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

CryoLife’s Form of 2011 Grant Agreement to Executive Officers pursuant to the CryoLife, Inc. 2007 Executive Incentive Plan entered into with each Named Executive Officer (the “2011 Grant Agreement”) is also attached hereto as Exhibit 99.2.  The 2011 Grant Agreement is being filed, not furnished, under the Securities Exchange Act of 1934, as amended.

Section 9   Financial Statements and Exhibits.

Item 9.01(d)  Exhibits.

(a) Financial Statements.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1*	Slides posted at www.cryolife.com on November 15, 2011
99.2**	Form of 2011 Grant Agreement to Executive Officers pursuant to the CryoLife, Inc. 2007 Executive Incentive Plan entered into with each Named Executive Officer

*	This exhibit is furnished, not filed.
**	This exhibit is filed, not furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: November 15, 2011	By:	/s/ D.A. Lee
	Name:	D. Ashley Lee
	Title:	Executive Vice President, Chief
Operating Officer and Chief
Financial Officer